SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Nov-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Nov-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-02

DISTRIBUTION SUMMARY

                         Beginning             Current Perio        Accrued
          Original Current Principa Principal  Pass-Through        Interest
Class  Face Value           Amount Distribution        Rate Distributed (1)
A-1    475,000,000     475,000,000   3,411,467      2.18000%        776,625
A-2    356,250,000     356,250,000   2,037,394      2.23000%        595,828
A-3    210,000,000     210,000,000   1,200,990      2.30000%        362,250
A-IO   697,637,500     697,637,500           0      6.18000%      3,761,792
M-1     70,500,000      70,500,000           0      2.82000%        149,108
M-2     58,000,000      58,000,000           0      3.87000%        168,345
B-1     41,750,000      41,750,000           0      4.57000%        143,098
B-2     13,500,000      13,500,000           0      5.32000%         53,865
X    1,225,000,050   1,225,000,050           0      2.30000%      2,025,676
R               50              50          50      1.82000%              0
Total1,225,000,050   1,225,000,050   6,649,902                    8,036,587



                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A              0 471,588,533
  A-2           N/A              0 354,212,606
  A-3           N/A              0 208,799,010
 A-IO           N/A              0 693,182,099
  M-1          0.00              0  70,500,000
  M-2          0.00              0  58,000,000
  B-1          0.00              0  41,750,000
  B-2          0.00              0  13,500,000
    X           N/A              0 1,218,350,149
    R           N/A              0           0
Total            0               0 1,218,350,148


AMOUNTS PER $1,000 UNIT
                                                   Interest          Ending
                              Prin         Int Carry-forward      Curr Prin
ClassCusip            Distribution Distribution      Amount          Amount
A-1  22541NQG7          7.18203543  1.63500000   0.00000000    992.81796457
A-2  22541NQH5          5.71900194  1.67250001   0.00000000    994.28099806
A-3  22541NQJ1          5.71900190  1.72500000   0.00000000    994.28099810
A-IO 22541NQK8          0.00000000  5.39218789   0.00000000    993.61358783
M-1  22541NQM4          0.00000000  2.11500000   0.00000000   1000.00000000
M-2  22541NQN2          0.00000000  2.90250000   0.00000000   1000.00000000
B-1  22541NQP7          0.00000000  3.42750012   0.00000000   1000.00000000
B-2  22541NQQ5          0.00000000  3.99000000   0.00000000   1000.00000000
X    22541NQR3          0.00000000  1.65361311   0.00000000    994.57150943
R    22541NQL6       1000.00000000  1.80000000   0.00000000      0.00000000

                                   GROUP 1     GROUP 2
Principal Distributions:
Beginning Balance                  508,505,934.573,061,166.99
     Scheduled Principal            334,889.56   366,083.66
     Prepayments (Includes Curtailm3,076,577.272,872,351.18
     Net Liquidation Proceeds             0.00         0.00
     Loan Purchase Prices                 0.00         0.00
     Total Principal Remittance    3,411,466.833,238,434.84
     Net Realized Losses                  0.00         0.00
Ending Balance                     505,094,467.569,822,732.15
Ending Count                             3,827        3,442

                                               TOTAL
Principal Distributions:
Beginning Balance                              1,081,567,101.40
     Scheduled Principal                         700,973.22
     Prepayments (Includes Curtailments)       5,948,928.45
     Net Liquidation Proceeds                          0.00
     Loan Purchase Prices                              0.00
     Total Principal Remittance                6,649,901.67
     Net Realized Losses                               0.00
Ending Balance                                 1,074,917,199.73
Ending Count                                          7,269

                                   GROUP 1     GROUP 2
Aggregate Ending Collateral Balance555,412,063.662,938,085.67

                                               TOTAL
Aggregate Ending Collateral Balance            1,218,350,148.78

Ending Overcollateralization Amount                    0.45

Prefunding Account:                GROUP 1     GROUP 2
Beginning Balance                  51,668,417.5101,379,024.00
Subsequent Transfer                1,350,821.998,263,670.48
Added to available certificate prin       0.00         0.00
Amount on Deposit in Prefunding Acc50,317,595.593,115,353.52

Prefunding Account:                            TOTAL
Beginning Balance                              153,047,441.52
Subsequent Transfer                            9,614,492.47
Added to available certificate principal               0.00
Amount on Deposit in Prefunding Account        143,432,949.05

Interest Distributions:            GROUP 1     GROUP 2
Scheduled Interest  - Net of Servic3,441,400.493,837,696.76
Less Relief Act Interest Shortfall        0.00         0.00
Less Net Prepayment Interest Shortf       0.00         0.00
                                   3,441,400.493,837,696.76

Interest Distributions:                        TOTAL
Scheduled Interest  - Net of Servicing Fee & LP7,279,097.25
Less Relief Act Interest Shortfall                     0.00
Less Net Prepayment Interest Shortfall                 0.00
                                               7,279,097.25

Capitalized Interest Account:
Beginning Balance                                              2,325,000.00
less: Capitalized Interest Requirem 225,222.33   416,785.75      642,008.08
less: Withdrawal of Overfunded Inte       0.00         0.00      214,536.21
Ending Balance                            0.00         0.00    1,468,455.71

Servicing Fee                       211,877.48   238,775.49      450,652.97
Trustee Fee                             635.63       716.33        1,351.96
FSA Premium                          23,750.00    23,750.00       47,500.00
Credit Risk Manager Fee               7,415.71     8,357.14       15,772.85
LPMI                                  3,871.04     9,212.45       13,083.49

Advances
     Current Aggregate  Advances as of determinNot Available
     Outstanding Aggregate Advances as of end o        0.00

Has Fairbanks failed the Termination Test                   NO

Delinquency Information
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count       Balance
Group            11   1,767,576.45            2  182,341.22
Group            19   3,399,101.42            3  482,358.43
Total            30   5,166,677.87            5  664,699.65
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     90 or more days delinquent
     Count         Balance
Group             0           0.00
Group             0           0.00
Total             0           0.00
*Note:  The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count       Balance
Group          3827 505,094,467.58            0        0.00
Group          3442 569,822,732.15            0        0.00
Total          72691,074,917,199.73           0        0.00

     Bankruptcy                    REO
     Count         Balance         Count       Balance      Market Value
Group             0           0.00            0        0.00            0.00
Group             2     280,610.61            0        0.00            0.00
Total             2     280,610.61            0        0.00            0.00

Number of Loans for which Prepayment Premiums were collected              26
Principal Balance of Loans for which Prepayment Premiums wer   3,862,610.26
Current amount of Prepayment Premiums                            168,959.35

Current Delinquency Rate (60+days)                                  0.07759%
Rolling Three Month Delinquency Rate (60+days)                      0.07759%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                 0.00

Realized Losses incurred during the related Due Period                 0.00
Cumulative Realized Losses since Startup Day                           0.00

Weighted Average Term to Maturity of Mortgage Loans                      355
Weighted Average Gross Coupon of Mortgage Loans                     8.57617%
Weighted Average Net Coupon of Mortgage Loans                       8.06955%

Aggregate number of Mortgage Loans in the pool                          7269

Insured Payment on Class As                                            0.00

Senior Enhancement Percentage                                      15.00000%

Net Excess Spread                                                   0.76611%

Deposit to Basis Risk Reserve Fund                                     0.00
Basis Risk Reserve Fund Balance                                    5,000.00

Interest Rate Cap Account
     Beginning Balance                                                 0.00
     Deposits                                                          0.00
     Withdrawals                                                       0.00
     Ending Balance                                                    0.00
     Target Amount for the preceding Distribution Date        15,312,502.99


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA